Exhibit 23(q)

                                POWER OF ATTORNEY

     The, undersigned hereby constitutes and appoints Jennifer J. Hankins, Kerry Reilly and Kim Smallman, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him an in his name, place and stead, in ay and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, an other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned places his hand as of the 21st day of August, 2006


/s/ James A. Kingsbury
-------------------------------------
James A. Kingsbury, Trustee

                                POWER OF ATTORNEY

     The, undersigned hereby constitutes and appoints Jennifer J. Hankins, Kerry Reilly and Kim Smallman, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him an in his name, place and stead, in ay and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, an other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned places his hand as of the 2nd day of August, 2006


/s/ James W. Schultz, Trustee
-------------------------------------
James W. Schultz, Trustee

                                POWER OF ATTORNEY

     The, undersigned hereby constitutes and appoints Jennifer J. Hankins, Kerry Reilly and Kim Smallman, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him an in his name, place and stead, in ay and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, an other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned places his hand as of the 2nd day of August, 2006


/s/ Walter B. Grimm
-------------------------------------
Walter B. Grimm, Trustee

                                POWER OF ATTORNEY

     The, undersigned hereby constitutes and appoints Jennifer J. Hankins, Kerry Reilly and Kim Smallman, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him an in his name, place and stead, in ay and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, an other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned places his hand as of the 1st day of August, 2006


/s/ William E. Karnatz, Sr.
-------------------------------------
William E. Karnatz, Sr., Trustee